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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 18, 2006
                                                           -------------

                              NEWPORT BANCORP, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

       MARYLAND                         0-51856               20-4465271
       --------                         -------               ----------
(State or other jurisdiction of       (Commission            (IRS Employer
incorporation or organization)        File Number)          Identification No.)


100 BELLEVUE AVENUE, NEWPORT, RHODE ISLAND                  02840
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(Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (401) 847-5500
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On July 18, 2006, Newport Bancorp, Inc. (the "Company"), the holding company for Newport Federal Savings Bank ("Newport Federal"), entered into three-year employment agreements with Kevin M. McCarthy, President and Chief Executive Officer, and Nino Moscardi, Executive Vice President and Chief Operating Officer, and a two-year employment agreement with Bruce Walsh, Senior Vice President and Chief Financial Officer. The material terms of the employment agreements were previously disclosed in the Company's Registration Statement on Form S-1 (File No. 333-132582) (the "Registration Statement"), and forms of the three-year and two-year employment agreements were filed as Exhibits 10.11 and
10.12 to the Registration Statement, respectively.

         On July 18, 2006, the employment agreements between Newport Federal and Mr. McCarthy, Mr. Moscardi and Ray D. Gilmore, II, Executive Vice President and Chief Lending Officer, were each amended. The material terms of the employment agreements, as amended, were previously disclosed in the Registration Statement, and forms of the agreements with Messrs. McCarthy, Moscardi and Gilmore and the amendments thereto were filed as Exhibits 10.8, 10.9 and 10.10, respectively.

         On July 18, 2006, the two-year change in control agreements between Newport Federal and Mr. Walsh, Carol R. Silven, Senior Vice President and Retail Banking Officer, and Paul F. Nardone, Senior Vice President and Compliance Officer were each amended. The material terms of the change in control agreements, as amended, were previously disclosed in the Registration Statement and a form of change in control agreement and amendment was filed as Exhibit
10.13 to the Registration Statement.

         Also on July 18, 2006, Newport Federal implemented a new supplemental executive retirement plan (the "SERP") and designated Messrs. McCarthy and Moscardi as participants in the SERP. In the future, the Board of Directors of Newport Federal may designate other officers as participants in the SERP. The material terms of the SERP were previously disclosed in the Registration Statement and a form of the SERP was filed as Exhibit 10.16 to the Registration Statement.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NEWPORT BANCORP, INC.
                                       ---------------------
                                       (Registrant)



Date: July 21, 2006                    By: /s/ Kevin M. McCarthy
                                           -------------------------------------
                                           Kevin M. McCarthy
                                           President and Chief Executive Officer